ANNUAL REPORT
                            November 30, 1996

                             Key Mutual Funds

SBSF Fund
SBSF Convertible Securities Fund
SBSF Capital Growth Fund


Key Mutual Funds is a series investment company consisting of several different portfolios, three of which are included in this annual report
(the "Funds"). Spears, Benzak, Salomon & Farrell, Inc. ("SBSF"), an indirect wholly-owned subsidiary of KeyCorp, is the investment adviser to the Funds. SBSF and Key Trust Company of Ohio, N.A., the Funds' custodian and also a subsidiary of KeyCorp, receive fees from the Funds for their services.
The Funds are distributed by BISYS Fund Services, which is not affiliated with SBSF, KeyCorp, any KeyBank or its affiliates.

Shares of the Funds are not deposits or other obligations of, or guaranteed or endorsed by SBSF, any KeyBank, any of their affiliates or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in mutual fund shares is subject to investment risks, including the possible loss of the principal amount invested.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares and other information.

Board of Directors

Edward P. Campbell, Director
President of Nordson Corporation
Westlake, Ohio

Eugene J. McDonald, Director
Executive Vice President for Asset Management of
Duke University and President of Duke Management Co.
Durham, North Carolina

Frank A. Weil, Director and Non-Executive Chairman
Chairman and Chief Executive Officer of
Abacus Associates, Inc.
New York, New York

Leigh A. Wilson, Director and President
Chairman and Chief Executive Officer of
Glenleigh International Limited
New York, New York

                             KEY MUTUAL FUNDS
                        Letter to Our Shareholders

Dear Shareholders:

We are pleased to present the Annual Report for the SBSF portfolios of the Key Mutual Funds for the year ended November 30, 1996. In the pages that follow, your portfolio managers discuss the investment strategies employed and performance of the Funds. These commentaries, along with the related financial data, provide comprehensive information about your investment in the Funds.

We would like to share with you some recent product innovations of the KeyFunds, designed to expand the scope of investment products available to investors with different risk profiles. Called the KeyChoice Funds, these "funds of funds" pursue their investment objectives by investing in a specific mix of mutual funds. The underlying portfolios for the KeyChoice Funds include portfolios of the Key Mutual Funds and an affiliated fund group, the Victory Funds, which are also advised by a subsidiary of KeyCorp.

The following three KeyChoice Funds became available at the beginning of the 1997 calendar year:

KeyChoice Growth Fund--seeks to provide growth of capital. The Fund pursues its objective by investing primarily in stock funds.

KeyChoice Moderate Growth Fund--seeks to provide growth of capital combined with a moderate level of current income. The Fund pursues its objective by investing primarily in stock funds and, to a lesser extent, in bond funds.

KeyChoice Income and Growth Fund--seeks to provide current income combined with moderate growth of capital. This Fund invests primarily in bond funds and, to a lesser extent, in stock funds.

For more information about the KeyChoice Funds, including charges and expenses, request a prospectus by calling 1-800-KEY-FUND. Please read the prospectus carefully before investing or sending money.

We encourage you to read the annual report carefully and to respond to us with your comments. Thank you for choosing to invest in the KeyFunds.

/S/Leigh A. Wilson

Leigh A. Wilson
President, The KeyFunds

January 15, 1997

                              1996 in Review

The stock market offered something for investors of every persuasion in the second half of the Funds' fiscal year: for the bears, a heart-stopping correction in July, the sharpest such setback in two and a half years and for the bulls, a spirited rebound that sent most market averages to record highs as the year drew to a close.

Aided by a favorable bond market over the twelve months ended November 30, 1996, equities enjoyed good performance over the last twelve months, with the Standard & Poor's 500 Index rising by more than 20%. Looking ahead, stock market conditions may not be quite so hospitable, as a much-anticipated economic slowdown appears to be underway.

                                  SBSF Fund

The performance of the SBSF Fund was the product of a number of factors. Perhaps the largest single factor was the SBSF Fund's large exposure to the financial sector, which includes industries such as insurance and banking. These industries accounted for 23.5% of the Fund's total assets as of November 30, 1996. This sector outperformed the market as a whole, and the SBSF Fund's overall performance benefited as fears of a slowing economy led investors to bid up the shares of financial companies in anticipation of falling interest rates. The Fund's second largest holdings were in the energy and natural resources sector, with oil and gas industries representing 13.6% of the Fund's assets as of November 30, 1996. While it is difficult for this sector to keep pace with an overall market that is rising so quickly and dramatically, energy stocks performed well this year, as the price of both oil and natural gas rose to levels not seen in several years. We believe that this sector will represent a defensive investment that could outperform the overall market if stocks in general decline. Finally, the Fund has increased its exposure to technology companies to 11.7% as of November 30, 1996, but has purposefully restricted its investments in this sector to those companies whose expected earnings growth rates exceed their P/E multiples.

                       SBSF Convertible Securities Fund

The unrelenting upward momentum of equity prices during the past twelve months, as well as the late surge in the fixed income markets, provided a highly favorable environment for the SBSF Convertible Securities
Fund. The scenario of rising interest rates in the initial months of the year negatively impacted the Fund's performance. By mid-year, however, the Fund's heavy weighting in the financial sector began to contribute significantly to the Fund's performance as three such investments were the subject of takeovers. The Fund's holdings in oil and gas industries also benefited from rising energy prices. By the end of the fiscal year, the Fund's long standing strategy of seeking high yield in addition to capital appreciation positively affected performance as investors began to search for securities that provided above average current income. For the year ended November 30, 1996, the Fund provided shareholders with a total return of 20.28%.

Overall portfolio composition of the Fund did not materially change during the past year. The Fund's major weightings in financial and energy sectors remained intact. Minor additions to the portfolio were made in technology, capital goods and real estate. It is expected that these new investments will provide yield support if the stock market suffers a setback, while the seasoned issues that have been in the portfolio for some time are expected to provide capital appreciation.

                           SBSF Capital Growth Fund

While the large cap sector of the stock market has outperformed small stocks during the past year, we believe the six-year-old bull market for emerging growth stocks remains intact. The peak in performance occurred in the second calendar quarter and coincided with the peak in growth of the Gross Domestic Product (GDP). Over the summer, the increase in interest rates, with yields on the long treasury bonds crossing over 7% for the first time in a year, penalized small and mid-cap growth stocks the most.

Investor anxiety also rose in response to a string of earnings disappointments and election year jitters. With the latter concern behind us and our expectation that S&P 500 profits will slow in 1997, mid-cap growth stocks, with the potential to deliver earnings gains in excess of 25% and selling at meaningful P/E discounts to the rest of the market, should attract investors.

The fundamental characteristics of the portfolio are compelling. On average the companies represented have shown earnings gains of over 50% in the latest twelve months. The portfolio remains broadly diversified with over twenty industry groups represented. A salient feature of each investment is a strong product cycle as measured by robust unit volume growth. This quality should continue to support premium valuations in a slow growth, low inflation environment which we envision for the coming year. The Fund's emphasis continues to be technology (computer software services and electronics) and energy (oil and gas drillers and exploration companies).

The SBSF Capital Growth Fund maintains investments in small capitalization companies. These investments have historically experienced greater price volatility than their large capitalization counterparts.

                           The Outlook for 1997

The Labor Market: Job growth was one of the brightest stars in the economy this past year, helping to drive unemployment to a seven-year low of 5.1%. Reflecting the tight market, average hourly earnings nudged to its highest rate of increase of the current expansion. This helped boost consumer confidence throughout 1996.

Corporate Profitability: What's good for the employee has proven troublesome for the employer, however, as competitive forces have prevented most companies from passing these higher production costs on in the form of higher prices, thereby squeezing profit margins. Margin deterioration has also been aggravated by rising commodity costs, most notably energy.
As a result, profit growth decelerated sharply throughout 1996 and even blue chip companies like AT&T and Coca-Cola warned analysts of disappointing earnings.

Our Economic Forecast: We believe the sluggish profit growth of 1996 could lead to fewer new jobs and higher unemployment in 1997, which could in turn depress income growth and limit consumption. As a result, we believe real GDP growth is likely to slow to 1.0%-2.0%, with a bias toward the lower end of this range. Despite higher labor costs, inflation should moderate a bit, and we expect that the CPI will be 2.7%, give or take a few basis points, throughout the next
12-18 months.

Interest Rates: Should our economic scenario prove correct, long-term interest rates are likely to move lower in fiscal 1997, establishing a new range of 6.25%-7.0%. Short-rates have room to move lower as well, and we think the Federal Reserve may ease sometime in the first half of the year.

The Stock Market: Given the pressure on corporate profits, these lower interest rates may not necessarily lead to sustainably higher stock prices. Moreover, lower rates do little to mitigate the heightened risks businesses face in a decelerating economic climate. All in all, we expect continued market volatility in fiscal 1997 and recommend that investors bear this in mind when constructing their investment portfolios.

Note: The views expressed in the 1996 in Review and Outlook for 1997 are through January 15, 1997 and are subject to change at any time based on market, economic and other conditions.

                                               TOP 5 POSITIONS AT NOVEMBER 30, 1996
                                                           SBSF Fund<F1>

                                                                                                        Market         % of
Company                                                                                                 Value $        Net Assets

1. American International Group, Inc.                                                                   9,200,000      7.8
2. Komag, Inc.                                                                                          5,256,750      4.5
3. International Business Machines Corp.                                                                4,781,250      4.0
4. PartnerRe Ltd.                                                                                       4,728,750      4.0
5. Federal Home Loan Mortgage Corp.                                                                     4,227,250      3.6

<F1> Each Fund's composition is subject to change as market conditions warrant.

                                                SBSF Convertible Securities Fund<F1>

                                                                                                        Market         % of
Company                                                                                                 Value $        Net Assets

1. Unocal Corp. 6.25%, Conv. Prfd.                                                                      3,990,000      4.9
2. Bankers Trust of NY Corp.                                                                            3,480,000      4.3
3. Centocor, Inc. Euro, 6.75%, 10/16/01                                                                 3,342,500      4.1
4. AK Steel Holding Corp., 7%, Conv. Prfd.                                                              3,133,125      3.8
5. Noble Drilling Corp. $1.50, Conv. Prfd.                                                              2,761,525      3.4

<F1> Each Fund's composition is subject to change as market conditions warrant.

                                                    SBSF Capital Growth Fund<F1>

                                                                                                        Market        % of
Company                                                                                                 Value $       Net Assets

1. PartnerRe Ltd.                                                                                       1,062,750     2.9
2. Viasoft, Inc.                                                                                          905,000     2.4
3. Uniphase Corp.                                                                                         892,500     2.4
4. Pacific Gateway Exchange, Inc.                                                                         843,750     2.3
5. Swift Energy Corp.                                                                                     790,625     2.1

<F1> Each Fund's composition is subject to change as market conditions warrant.

                                                           SBSF FUND

                                                                                                                  Annualized

One Year Total Return                                                                                             23.69%
Three Years                                                                                                       15.27%
Five Years                                                                                                        15.38%
Ten Years                                                                                                         12.85%
Since Inception 10/17/83                                                                                          13.58%

                                                     SBSF FUND vs. S&P 500
                                                                                                   SBSF Fund      S&P 500<F1>

10/83                                                                                              10030           9884
11/83                                                                                              10030          10093
11/84                                                                                              11009          10394
11/85                                                                                              14263          13408
11/86                                                                                              15911          17123
11/87                                                                                              14724          16319
11/88                                                                                              17866          20108
11/89                                                                                              23235          26316
11/90                                                                                              23080          25405
11/91                                                                                              26056          30574
11/92                                                                                              28285          36221
11/93                                                                                              34776          39879
11/94                                                                                              33041          40016
11/95                                                                                              43075          54815
11/96                                                                                              53281          70086

<F1> The S&P 500 Index (S&P 500) is an index of widely held common stocks which is unmanaged and therefore not subject to any fees or expenses. The performance figures presented for the SBSF Fund and the SBSF Convertible
Securities Fund are net of fees and expenses.

                                                          SBSF CONVERTIBLE SECURITIES FUND
                                                                                                                  Annualized

One Year Total Return                                                                                             20.28%
Three Years                                                                                                       11.48%
Five Years                                                                                                        13.53%
Since Inception 4/14/88                                                                                           12.19%

                                         SBSF CONVERTIBLE SECURITIES FUND vs. S&P 500 AND LIPPER CONV. SEC FUND INDEX
                                                                          SBSF Conv. Fund     S&P 500<F1>    Lipper Conv. Sec.<F2>

4/88                                                                      10000               10123          10125
11/88                                                                     10142               10835          10419
11/89                                                                     11955               14179          12224
11/90                                                                     11336               13689          11455
11/91                                                                     14321               16474          13897
11/92                                                                     15925               19517          16461
11/93                                                                     19496               21488          18869
11/94                                                                     18645               21562          18334
11/95                                                                     22455               29535          21621
11/96                                                                     27009               37764          25090

<F1> The S&P 500 Index (S&P 500) is an index of widely held common stocks which is unmanaged and therefore not subject to any fees or expenses. The performance figures presented for the SBSF Fund and the SBSF Convertible
Securities Fund are net of fees and expenses.

<F2>  The Lipper Convertible Securities Fund Index (Lipper Conv. Sec.) is an equal weighted index of the largest mutual funds whose protfolios consist primarily of convertible bonds and convertible preferred stocks.

The accompanying presentations are hypothetical illustrations of the results of a $10,000 investment on the respective inception dates of each Fund and the subsequent reinvestment of all dividends and capital gain distributions through November 30, 1996. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth herein may reflect the waiver of a portion of certain fees for various periods since the Funds' inception date. In such instances and without such waiver of fees, the total returns would have been lower. Fee waivers are voluntary and may be modified or terminated at any time.
The performance data quoted represent past performance and are not predictive of future results.

                                                    SBSF CAPITAL GROWTH FUND
                                                                                                                  Annualized

One Year Total Return                                                                                             4.22%
Three Years                                                                                                       9.14%
Since Inception 11/1/93                                                                                           8.35%

                                     SBSF CAPITAL GROWTH FUND vs. S&P 400 MIDCAP AND NASDAQ
                                                                                                   SBSF
                                                                                                   Capital   S&P 400
                                                                                                   Growth    MidCap    NASDAQ

11/93                                                                                               9850      9779      9625
2/94                                                                                               10125     10322     10111
5/94                                                                                                9450      9823      9380
8/94                                                                                                9650     10320      9767
11/94                                                                                               9450      9776      9572
2/95                                                                                                9950     10491     10126
5/95                                                                                               10475     11150     11057
8/95                                                                                               12225     12435     13070
11/95                                                                                              12288     12950     13589
2/96                                                                                               12690     13551     14116
5/96                                                                                               13657     14323     15962
8/96                                                                                               12316     13912     14661
11/96                                                                                              12806     15381     16611


The above presentation is a hypothetical illustration of the results of a $10,000 investment on the Fund's inception date and the subsequent reinvestment of all capital gain distributions through November 30, 1996. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth herein may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. The performance data quoted represent past performance and are not indicative of future results.

The S&P 400 MidCap Index (S&P 400 MidCap) is an index of 400 stocks, with capitalization of between $200 million and $5 billion, listed on major exchanges and traded in the over-the-counter market. This index is unmanaged and therefore not subject to any fees or expenses. The SBSF Capital Growth Fund's performance is reflected net of fees and expenses.

NASDAQ is a composite index of stocks listed on the Nasdaq Stock Market, Inc. This index is unmanaged and therefore not subject to any fees or expenses.

                                                       November 30, 1996
                                                           SBSF FUND
                                                    Statement of Investments

SHARES                                                                                                            VALUE

COMMON STOCKS--95.6%
Automotive--3.8%
  38,500  Borg-Warner Automotive, Inc.                                                                            $  1,540,000
  90,000  Ford Motor Co.                                                                                             2,947,500

                                                                                                                     4,487,500

Banks & Bank Holding Cos.--5.9%
  50,000  Bank of New York Co., Inc.                                                                                 1,793,750
  25,000  J.P. Morgan & Co., Inc.                                                                                    2,359,375
  10,000  Wells Fargo & Co.                                                                                          2,846,250

                                                                                                                     6,999,375

Biotechnology--4.7%
  44,000  Genentech, Inc.<F1>                                                                                        2,381,500
  20,600  Genetics Institute, Inc.<F1>                                                                               1,400,800
  76,000  Genzyme Corp.<F1>                                                                                          1,729,000

                                                                                                                     5,511,300

Broadcasting--4.5%
  125,000  News Corp. Ltd., ADR                                                                                      2,656,250
  177,900  Osborn Communications<F1>                                                                                 2,624,025

                                                                                                                     5,280,275

Conglomerates--3.0%
  75,000  Canadian Pacific, Ltd.                                                                                     2,062,500
  225,000  Noel Group, Inc.<F1>                                                                                      1,462,500

                                                                                                                     3,525,000

Consumer Products--2.5%
  23,000  First Brands Corp.                                                                                           658,375
  22,500  General Electric Co.                                                                                       2,340,000

                                                                                                                     2,998,375

Electronics--1.2%
  66,000  Vishay Intertechnology, Inc.<F1>                                                                           1,386,000

Finance & Financial Services--3.6%
  37,000  Federal Home Loan Mortgage Corp.                                                                           4,227,250

Homebuilding--2.4%
  175,000  Beazer Homes USA, Inc.<F1>                                                                                2,821,875

Hospital & Health Care--2.9%
  45,000  Columbia/HCA Healthcare                                                                                    1,800,000
  75,000  Tenet Healthcare Corp.<F1>                                                                                 1,678,125

                                                                                                                     3,478,125

Insurance--14.0%
  145,500  PartnerRe Ltd.                                                                                            4,728,750
  80,000  American International Group, Inc.                                                                         9,200,000
  47,000  Chubb Corp.                                                                                                2,549,750

                                                                                                                    16,478,500

Leisure & Entertainment--2.2%
  65,000  Time Warner, Inc.                                                                                          2,648,750

Oil & Gas--13.6%
  125,000  Enron Oil & Gas Co.                                                                                       3,328,125
  100,000  ENSERCH Corp.                                                                                             2,337,500
  89,300  Forcenergy, Inc.<F1>                                                                                       2,734,813
  61,500  Noble Affiliates, Inc.                                                                                     2,898,188
  36,000  Seagull Energy Corp.<F1>                                                                                     823,500
  50,000  Union Pacific Resources Group, Inc.                                                                        1,493,750
  60,000  Unocal Corp.                                                                                               2,445,000

                                                                                                                    16,060,876

Real Estate--8.6%
  119,347  Avatar Holdings, Inc.<F1>                                                                                 3,759,431
  100,000  Cousins Properties, Inc. (REIT)                                                                           2,325,000
  40,000  Crescent Real Estate Equities, Inc. (REIT)                                                                 1,755,000
  30,000  Milwaukee Land Co.<F1>                                                                                       200,625
  108,333  Security Capital Industrial Trust (REIT)                                                                  2,058,327

                                                                                                                    10,098,383

Steel--2.0%
  192,500  J&L Specialty Steel, Inc.                                                                                 2,334,062

Technology--11.7%
  30,000  Intel Corp.                                                                                                3,806,250
  30,000  International Business Machines Corp.                                                                      4,781,250
  163,000  Komag, Inc.<F1>                                                                                           5,256,750

                                                                                                                    13,844,250

Telecommunications--9.0%
  141,400  AirTouch Communications, Inc.<F1>                                                                         3,623,375
  153,000  Comcast Corp. Class A Special                                                                             2,562,750
  48,500  GTE Corp.                                                                                                  2,176,437
  135,000  Vanguard Cellular Systems, Inc. Class A<F1>                                                               2,278,125

                                                                                                                    10,640,687

    Total Common Stocks
    (Cost $83,021,273)                                                                                             112,820,583

PRINCIPAL AMOUNT

U.S. GOVERNMENT SECURITIES--4.5%
U.S. Treasury Bills<F3>--4.5%
  $   15,000  5.100%, 1/30/97                                                                                     $     14,876
      30,000  5.235%, 1/30/97                                                                                           29,751
     140,000  5.075%, 4/17/97                                                                                          137,298
     315,000  5.065%, 5/01/97                                                                                          308,291
     530,000  5.075%, 5/01/97                                                                                          518,710
     600,000  5.055%, 5/08/97                                                                                          586,680
   1,150,000  5.070%, 5/08/97                                                                                        1,124,470
      75,000  5.020%, 5/15/97                                                                                           73,260
   2,600,000  5.035%, 5/15/97                                                                                        2,539,680

    Total U.S. Government Securities
    (Cost $5,333,258)                                                                                                5,333,016

Total Investments
(Cost $88,354,531)<F2>                   100.1%                                                                    118,153,599
Other liabilities, net of other assets    (0.1%)                                                                       (70,067)

Net Assets                               100.0%                                                                   $118,083,532

<F1>  Non-income producing.
<F2>  At November 30, 1996, the net unrealized appreciation on investments based on cost for Federal income tax purposes of $88,354,531, amounted to $29,799,068, which consisted of gross unrealized appreciation of $30,924,541 and gross unrealized depreciation of $1,125,473.
<F3>  Rate shown represents annualized yield on date of purchase.
ADR  American Depositary Receipt.
REIT  Real Estate Investment Trust.

                See accompanying Notes to Financial Statements


                                                       November 30, 1996
                                                SBSF CONVERTIBLE SECURITIES FUND
                                                    Statement of Investments

SHARES                                                                                                            VALUE

COMMON STOCKS--11.5%
Banks & Bank Holding Cos.--7.4%
  40,000   Bankers Trust of NY Corp.                                                                              $ 3,480,000
  100,000  Independence Bancorp, Inc.                                                                               2,525,000

                                                                                                                    6,005,000

Telecommunications--0.8%
  15,000  GTE Corp.                                                                                                   673,125

Utilities--3.3%
  100,000  Houston Industries, Inc.                                                                                 2,200,000
  20,000   Washington Gas Light Co.                                                                                   477,500

                                                                                                                    2,677,500

    Total Common Stocks
    (Cost $6,283,686)                                                                                               9,355,625

CONVERTIBLE PREFERRED STOCKS--46.4%
Banks & Bank Holding Cos.--5.0%
  25,000  Boatman's Bancshares, Inc. 7%, Class A                                                                    1,435,938
  35,000  Glendale Federal Bank 8.75%, Series E                                                                     1,868,125
  25,000  Matewan BancShares, Inc. 7.50%, Series A                                                                    618,750
  2,500   Union Planters Corp. 8%, Series E                                                                           126,875

                                                                                                                    4,049,688

Electrical Equipment--1.9%
  90,000  Westinghouse Electric $1.30, Series C<F1>                                                                 1,563,750

Homebuilding--1.2%
  37,600  Beazer Homes USA, Inc. 8%, Series A                                                                         991,700

Insurance--5.8%
  15,000  Aetna, Inc., 6.25%                                                                                        1,113,750
  27,000  Jefferson-Pilot Corp., 7.25%                                                                              2,565,000
  10,000  PennCorp Financial Group, $3.375                                                                            800,000
  5,000   SunAmerica, Inc., $3.188                                                                                    205,000

                                                                                                                    4,683,750

Leisure & Entertainment--2.6%
  20,000  AMC Entertainment, Inc., $1.75                                                                              677,500
  50,000  Cablevision Systems Corp. 8.50%, Series I                                                                 1,018,750
  7,000   Wendy's Financing, Inc. 5%, Series A                                                                        371,875

                                                                                                                    2,068,125

Metals & Mining--3.2%
  50,000  Amax Gold, Inc. $3.75, Series B                                                                           2,606,250

Oil & Gas--11.8%
  20,000  Diamond Shamrock, Inc., $2.50<F1>                                                                         1,235,000
  40,000  Enron Corp., 6.25%                                                                                        1,020,000
  58,600  Noble Drilling Corp., $1.50                                                                               2,761,525
  70,000  Unocal Corp., 6.25%                                                                                       3,990,000
  15,000  Western Gas Resources, Inc. $2.625                                                                          573,750

                                                                                                                    9,580,275

Paper & Forest Products--4.8%
  50,000  International Paper Co., 5.25%                                                                            2,381,250
  30,000  James River Corp. $3.50, Series L                                                                         1,543,125

                                                                                                                    3,924,375

Real Estate--4.2%
  27,000  Catellus Development Corp. $3.625, Series B<F1>                                                           1,461,375
  31,000  FelCor Suite Hotels, Inc. $1.95, Series A                                                                   856,375
  10,000  First Union Real Estate 8.40%, Series A                                                                     357,500
  30,000  Merry Land & Investment Co., Inc. $2.15, Series C                                                           753,750

                                                                                                                    3,429,000

Steel--3.8%
  90,000  AK Steel Holding Corp. 7%                                                                                 3,133,125

Technology--1.0%
  25,000  Unisys Corp. $3.75, Series A                                                                                825,000

Telecommunications--1.1%
  20,000  AirTouch Communications, Inc. 4.25%, Series C                                                               920,000

    Total Convertible Preferred Stocks
    (Cost $31,940,290)                                                                                             37,775,038

NON-CONVERTIBLE PREFERRED STOCKS--4.8%
Banks & Bank Holding Cos.--4.8%
  30,000  Chevy Chase Savings Bank 13%, Series A                                                                    1,005,000
  45,000  Fidelity Federal Bank 12%, Series A                                                                       1,254,375
  59,000  Riggs National Corp. 10.75%, Series B                                                                     1,681,500

    Total Non-Convertible Preferred
    Stocks (Cost $3,485,750)                                                                                        3,940,875

PRINCIPAL AMOUNT

CONVERTIBLE BONDS--31.3%
Auto Parts--1.3%
  $1,250,000  MascoTech, Inc. Sub. Debs., 4.50%, 12/15/03                                                         $ 1,046,875

Banks & Bank Holding Cos.--2.7%
  600,000  First Republic Bancorp Sub. Debs., 7.25%, 12/1/02                                                          768,000
  400,000  Fort Bend Holding Corp. Sub. Debs., 8.00%, 12/1/05                                                         436,000
  600,000  Midlantic Bank, Inc. Sub. Debs., 8.25%, 7/1/10                                                             993,000

                                                                                                                    2,197,000

Diversified--0.9%
  750,000  TRINOVA Corp. Euro Sub. Debs., 6.00%, 10/15/02                                                             742,500

Drugs & Health Care--5.6%
  3,500,000  Centocor, Inc. Euro Sub. Debs., 6.75%, 10/16/01                                                        3,342,500
  500,000  McKesson Corp. Sub. Debs., 4.50%, 3/1/04                                                                   440,000
  142,000  Medical Imaging Centers of America, Inc. Sub. Debs., 6.00%, 4/30/99<F2>                                    142,000
  750,000  Quantum Health Resources, Inc. Sub. Debs., 4.75%, 10/1/00                                                  682,500

                                                                                                                    4,607,000

Electrical Equipment--1.4%
  $1,000,000  General Signal Corp. Sub. Debs., 5.75%, 6/1/02                                                        1,140,000

Insurance--3.8%
  600,000  American Travellers Corp. Sub. Debs., 6.50%, 10/1/05                                                     1,428,000
  241,000  First Central Financial Corp. Sub. Debs., 9.00%, 8/1/00<F2>                                                241,000
  250,000  Penn Treaty American Corp. Sub. Notes, 6.25%, 12/1/03<F1>                                                  258,750
  500,000  Pioneer Financial Services Sub. Notes, 6.50%, 4/1/03                                                       527,500
  600,000  Trenwick Group, Inc. Sub. Debs., 6.00%, 12/15/99                                                           651,000

                                                                                                                    3,106,250

Lodging--0.7%
  500,000  Hilton Hotels Corp. Sub. Notes, 5.00%, 5/15/06                                                             537,500

Oil & Gas--1.3%
  650,000  Pennzoil Co., Sub. Debs., 6.50%, 1/15/03                                                                 1,045,688

Steel--2.3%
  2,000,000  USX-Corp. Sub. Debs., 5.75%, 7/1/01                                                                    1,882,500

Technology--8.1%
  $  500,000  Convex Computer Corp. Sub. Debs., 6.00%, 3/1/12                                                         470,000
   2,000,000  Data General Corp. Sub. Debs., 7.75%, 6/1/01                                                          2,020,000
   2,061,000  Recognition Equipment Corp. Sub. Debs., 7.25%, 4/15/11                                                1,932,187
     500,000  Richey Electronics, Inc. Sub. Notes, 7.00%, 3/1/06                                                      475,000
     300,000  3 Com Corp. Sub. Notes, 10.25%, 11/1/01<F1>                                                             680,250
   1,000,000  VLSI Technology, Inc. Sub. Notes, 8.25%, 10/1/05                                                        981,250

                                                                                                                    6,558,687

Telecommunications--0.2%
  200,000  International CableTel Sub. Debs., 7.25%, 4/15/05<F1>                                                      215,000

Utilities--3.0%
  1,750,000  Consolidated Natural Gas Sub. Debs., 7.25%, 12/15/15                                                   1,938,125
  500,000  ENSERCH Corp. Euro Sub. Debs., 6.375%, 4/1/02                                                              500,000

                                                                                                                    2,438,125

    Total Convertible Bonds
    (Cost $22,464,345)                                                                                             25,517,125

NON-CONVERTIBLE BONDS--2.2%
Insurance--0.7%
  $  500,000  National Re Corp. Sr. Notes, 8.85%, 1/15/05                                                             560,000

Oil & Gas--0.2%
  200,000  Equitable Resources Sub. Debs., 7.50%, 7/1/99                                                              207,000

Telecommunications--1.3%
  1,000,000  Comcast Corp. Sub. Debs., 9.375%, 5/15/05                                                              1,032,500

    Total Non-Convertible Bonds
    (Cost $1,728,584)                                                                                               1,799,500

U.S. GOVERNMENT SECURITIES--1.5%
U.S. Treasury Bills<F4>--1.5%
  $   15,000  5.245%, 1/30/97                                                                                          14,875
     100,000  5.030%, 4/03/97                                                                                          98,270
      30,000  5.090%, 4/03/97                                                                                          29,481
   1,075,000  5.035%, 5/15/97                                                                                       1,050,060

    Total U.S. Government Securities
    (Cost $1,192,821)                                                                                               1,192,686

Total Investments
(Cost $67,095,476)<F3>                   97.7%                                                                     79,580,849
Other assets, net of other liabilities    2.3%                                                                      1,897,166

                                        100.0%                                                                    $81,478,015


<F1>  These securities are restricted to resale to qualified institutional investors only.
<F2>  The following securities are restricted and values are determined in good faith based on procedures approved by and under the supervision of the Fund's Board of Directors.

                                                                                                                       % of
Security                                                                            Acquisition Cost    Date Acquired  Net Assets

First Central Financial Corp., Sub. Deb., 9%, 8/1/00                                $239,872            August 1988    0.3%
Medical Imaging Centers of America, Inc. Conv. Sub. Deb., 6%, 4/30/99               $142,000            May 1989       0.2%
The Fund's prospectus permits the acquisition of restricted securities consistent with the Fund's investment objective and policies.
The Fund has the right to include its shares, upon conversion, in any registration undertaken by the issuing company.

<F3>  At November 30, 1996, the net unrealized appreciation on investments based on cost for Federal income tax purposes of $67,095,476, amounted to $12,485,373, which consisted of gross unrealized appreciation of $12,709,971 and gross unrealized depreciation of $224,598.
<F4>  Rate shown represents annualized yield on date of purchase.

                See accompanying Notes to Financial Statements



                                                       November 30, 1996
                                                    SBSF CAPITAL GROWTH FUND
                                                    Statement of Investments

SHARES                                                                                                            VALUE


COMMON STOCKS--99.7%
Advertising--2.5%
  15,000  Outdoor Systems, Inc.<F1>                                                                               $   380,625
  20,000  Universal Outdoor Holdings, Inc.<F1>                                                                        545,000

                                                                                                                      925,625

Airlines--1.2%
  10,000  Atlas Air, Inc.<F1>                                                                                         465,000

Biotechnology--5.4%
  10,000  Agouron Pharmaceuticals<F1>                                                                                 548,750
  10,000  BioChem Pharma, Inc.<F1>                                                                                    428,281
  20,000  Curative Technologies, Inc.<F1>                                                                             520,000
  25,000  Interneuron Pharmaceuticals<F1>                                                                             487,500

                                                                                                                    1,984,531

Broadcasting--1.4%
  6,000  Osborn Communications<F1>                                                                                     88,500
  15,000  Telemundo Group, Inc.<F1>                                                                                   425,625

                                                                                                                      514,125

Computer Software Services--15.7%
  25,000  BBN Corporation<F1>                                                                                         575,000
  10,000  Citrix Systems, Inc.<F1>                                                                                    456,250
  12,000  Cognos, Inc.<F1>                                                                                            456,000
  70,000  ForeFront Group, Inc.<F1>                                                                                   358,750
  20,000  Geoworks<F1>                                                                                                440,000
  15,000  Microchip Technology, Inc.<F1>                                                                              716,250
  25,000  NETCOM On-Line Communication Services, Inc.<F1>                                                             431,250
  20,000  SPSS, Inc.<F1>                                                                                              580,000
  10,000  Siebel Systems, Inc.<F1>                                                                                    450,000
  30,000  Sunquest Information Systems, Inc.<F1>                                                                      446,250
  20,000  Viasoft, Inc.<F1>                                                                                           905,000

                                                                                                                    5,814,750

Electronics--5.1%
  25,000  Network General Corp.<F1>                                                                                   604,687
  40,000  Printrak International, Inc.<F1>                                                                            385,000
  15,000  Uniphase Corp.<F1>                                                                                          892,500

                                                                                                                    1,882,187

Finance & Financial Services--4.6%
  10,000  H.F. Ahmanson & Co.                                                                                         330,000
  10,000  Coast Savings Financial<F1>                                                                                 355,000
  15,000  Envoy Corp.<F1>                                                                                             558,750
  15,000  The Money Store, Inc.                                                                                       453,750

                                                                                                                    1,697,500

Food & Lodging--4.8%
  15,000  CKE Restaurants, Inc.                                                                                       459,375
  20,000  Dominick's Supermarkets, Inc.<F1>                                                                           420,000
  20,000  Planet Hollywood Int'l., Inc.<F1>                                                                           460,000
  15,000  Rainforest Cafe, Inc.<F1>                                                                                   438,750

                                                                                                                    1,778,125

Health Care--1.6%
  9,600  Atria Communities, Inc.<F1>                                                                                   97,200
  15,000  Vivus, Inc.<F1>                                                                                             515,625

                                                                                                                      612,825

Insurance--4.2%
  32,700  PartnerRe Ltd.                                                                                            1,062,750
  15,000  Allmerica Financial Corp.                                                                                   496,875

                                                                                                                    1,559,625

Leisure & Entertainment--1.7%
  20,000  Family Golf Centers, Inc.<F1>                                                                               625,000

Office Supplies--1.1%
  20,000  American Pad & Paper Co.<F1>                                                                                397,500

Oil & Gas--24.0%
  20,000  Benton Oil & Gas Co.<F1>                                                                                    510,000
  10,000  Diamond Offshore Drilling<F1>                                                                               637,500
  15,000  Energy Ventures, Inc.<F1>                                                                                   736,875
  10,000  ENSCO International, Inc.<F1>                                                                               438,750
  10,000  Falcon Drilling Co., Inc.<F1>                                                                               400,000
  30,000  Global Industries Ltd.<F1>                                                                                  532,500
  70,000  Gulf Canada Resources, Ltd.<F1>                                                                             455,000
  24,900  Marine Drilling Co., Inc.<F1>                                                                               395,288
  14,000  Noble Affiliates, Inc.                                                                                      659,750
  30,000  Noble Drilling Corp.<F1>                                                                                    577,500
  15,000  Nuevo Energy Co.<F1>                                                                                        750,000
  20,000  Pride Petroleum Services, Inc.<F1>                                                                          362,500
  25,000  Reading & Bates Corp.<F1>                                                                                   725,000
  25,000  Snyder Oil Corp.                                                                                            431,250
  25,000  Swift Energy Corp.<F1>                                                                                      790,625
  15,000  Weatherford Enterra, Inc.<F1>                                                                               457,500

                                                                                                                    8,860,038

Printing--1.9%
  50,000  Mail-Well, Inc.<F1>                                                                                         706,250

Railroads--1.7%
  15,000  Wisconsin Central Transportation Corp.<F1>                                                                  611,250

Real Estate--3.5%
  15,000  Beacon Properties Corp. (REIT)                                                                              474,375
  20,000  CB Commmercial Real Estate Services Group, Inc.<F1>                                                         360,000
  10,000  Starwood Lodging Trust (REIT)                                                                               477,500

                                                                                                                    1,311,875

Retail--3.7%
  12,000  Galoob Toys, Inc.<F1>                                                                                       349,500
  30,000  Sotheby's Holdings, Inc. Class A                                                                            528,750
  25,000  Stein Mart, Inc.<F1>                                                                                        478,125

                                                                                                                    1,356,375

SHARES/PRINCIPAL AMOUNT

Technology--4.4%
  12,000  Adobe Systems, Inc.                                                                                         474,000
  20,000  Ciprico, Inc.<F1>                                                                                           275,000
  25,000  Gemstar International Group Ltd.<F1>                                                                        418,750
  25,000  Systemsoft Corp.<F1>                                                                                        459,375

                                                                                                                    1,627,125

Telecommunications Equipment--5.7%
  15,000  Davox Corp.<F1>                                                                                             570,000
  30,000  Pacific Gateway Exchange, Inc.<F1>                                                                          843,750
  30,000  Premiere Technologies, Inc.<F1>                                                                             697,500

                                                                                                                    2,111,250

Transportation--1.4%
  8,000  Seacor Holdings<F1>                                                                                          506,000

Waste Management--2.9%
  20,000  U.S. Filter Corp.<F1>                                                                                       685,000
  12,000  USA Waste Services, Inc.<F1>                                                                                387,000

                                                                                                                    1,072,000

Wholesale--1.2%
  15,000  Tech Data Corp.<F1>                                                                                         450,000

    Total Common Stocks
    (Cost $33,683,643)                                                                                             36,868,956

U.S. GOVERNMENT SECURITIES--1.5%
U.S. Treasury Bills<F3>--1.5%
  $545,000  5.060%, 4/17/97                                                                                           534,482
    40,000  5.040%, 5/08/97                                                                                            39,112

    Total U.S. Government Securities
    (Cost $573,621)                                                                                                   573,594

Total Investments
(Cost $34,257,264)<F2>                   101.2%                                                                    37,442,550
Other liabilities, net of other assets    (1.2%)                                                                     (453,438)

                                         100.0%                                                                   $36,989,112

<F1>  Non-income producing.
<F2>  At November 30, 1996, the net unrealized appreciation on investments based on cost for Federal income tax purposes of $34,257,264, amounted to $3,185,286, which consisted of gross unrealized appreciation of $5,904,241 and gross unrealized depreciation of $2,718,955.
<F3>  Rate shown represents annualized yield on date of purchase.
REIT  Real Estate Investment Trust.


                See accompanying Notes to Financial Statements



November 30, 1996

KEY MUTUAL FUNDS

Statements of Assets and Liabilities


                                                                                            SBSF             SBSF
                                                                                     Convertible          Capital
                                                                           SBSF       Securities           Growth
                                                                           Fund             Fund             Fund


ASSETS
  Investment in securities, at value                               $118,153,599      $79,580,849      $37,442,550
  Cash                                                                       --           16,694           18,751
  Receivable for investment securities sold                           1,012,500        1,222,775           25,050
  Receivable for Fund shares sold                                        25,616            5,000               --
  Dividends and interest receivable                                     103,020          786,836            5,355
                                                                             --               --           11,902
  Prepaid expenses                                                        2,429            1,509              638

      Total Assets                                                  119,297,164       81,613,663       37,504,246

LIABILITIES
  Cash overdraft                                                        999,292               --               --
  Payable for investment securities purchased                                --               --          441,250
  Payable for Fund shares redeemed                                          744              400               --
  Due to investment adviser--Note 3(a)                                   70,797           49,293           22,660
  Due to administrator--Note 3(a)                                        16,972           13,957            7,553
  Shareholder servicing fees payable--Note 3(c)                             639            3,432               18
  Accrued expenses and other liabilities                                125,188           68,566           43,653

      Total Liabilities                                               1,213,632          135,648          515,134

NET ASSETS--Applicable to 6,130,767, 6,012,299 and
  3,725,117 shares, respectively, of common stock outstanding
  (25 million shares authorized for each Fund)                     $118,083,532      $81,478,015      $36,989,112

NET ASSET VALUE AND REDEMPTION VALUE PER SHARE                           $19.26           $13.55            $9.93

IDENTIFIED COST OF INVESTMENT SECURITIES                           $ 88,354,531      $67,095,476      $34,257,264

ANALYSIS OF NET ASSETS
  Paid-in capital                                                  $ 71,429,723      $64,611,032      $34,376,926
  Accumulated net investment income                                      90,919          643,388               --
  Accumulated net realized gain (loss)                               16,763,822        3,738,222         (573,100)
  Net unrealized appreciation                                        29,799,068       12,485,373        3,185,286

NET ASSETS                                                         $118,083,532      $81,478,015      $36,989,112


See accompanying Notes to Financial Statements


For the Year Ended November 30, 1996

KEY MUTUAL FUNDS

Statements of Operations


                                                                                            SBSF            SBSF
                                                                                     Convertible         Capital
                                                                           SBSF       Securities          Growth
                                                                           Fund             Fund            Fund

INVESTMENT INCOME
  Income:
    Dividends (net of foreign tax withheld of $30,773, $7,705
      and $201, respectively)                                       $ 1,715,437      $ 2,886,023      $  126,285
    Interest                                                            334,154        2,001,267          92,047

          Total Income                                                2,049,591        4,887,290         218,332

Expenses:
  Investment advisory fees--Note 3(a)                                   898,884          566,242         249,032
  Administration fees--Note 3(a)                                        223,192          163,169          83,351
  Transfer agent fees                                                    59,611           26,916          18,131
  Professional fees                                                     169,103          108,074          51,320
  Custodian fees--Note 3(d)                                              31,035           20,537          19,417
  Directors' fees and expenses--Note 3(b)                                26,468           16,101           7,001
  Shareholder reports                                                    35,651           15,607           9,966
  Federal and state registration fees                                    16,898           15,771          13,968
  Distribution fees--Note 3(c)                                            2,597            9,735             381
  Shareholder servicing fees--Note 3(c)                                   1,670            8,329             254
  Amortization of deferred organization expenses--Note 2(e)                  --               --           5,944
  Miscellaneous                                                          65,731           39,712          14,576

          Total Expenses                                              1,530,840          990,193         473,341
Less administration fees waived--Note 3(a)                              (13,122)              --          (2,314)

          Total Expenses after fees waived                            1,517,718          990,193         471,027

NET INVESTMENT INCOME (LOSS)                                            531,873        3,897,097        (252,695)

NET REALIZED AND UNREALIZED GAINS
  Net realized gain (loss)                                           16,763,795        3,737,544        (573,100)
  Net change in unrealized appreciation                               7,632,424        6,370,235       1,847,585

          Net realized and unrealized gain                           24,396,219       10,107,779       1,274,485

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $24,928,092      $14,004,876      $1,021,790


See accompanying Notes to Financial Statements


For the Years Ended November 30, 1996 and 1995

KEY MUTUAL FUNDS

Statements of Changes in Net Assets


                                                                                    SBSF                         SBSF
                                                        SBSF Fund        Convertible Securities Fund      Capital Growth Fund

                                                   1996           1995          1996            1995          1996         1995


INCREASE IN NET ASSETS
FROM OPERATIONS
  Net investment income (loss)             $    531,873   $  1,006,275   $ 3,897,097     $ 3,258,948   $  (252,695)  $  (14,224)
  Net realized gain (loss)                   16,763,795     13,315,892     3,737,544       1,851,621      (573,100)     348,226
  Net change in unrealized
    appreciation                              7,632,424     14,528,504     6,370,235       6,158,941     1,847,585    1,389,568

  Net increase in net assets
    resulting from operations                24,928,092     28,850,671    14,004,876      11,269,510     1,021,790    1,723,570

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM
  Net investment income                        (628,415)    (1,381,884)   (3,694,435)     (3,264,148)           --           --
  Net realized gains                        (12,645,835)    (6,410,386)   (1,805,432)     (2,024,717)     (257,871)          --

        Total dividends
          and distributions                 (13,274,250)    (7,792,270)   (5,499,867)     (5,288,865)     (257,871)          --

CAPITAL STOCK TRANSACTIONS
  Proceeds from sales of shares               6,595,476      9,655,102    15,872,775      10,607,323    30,439,903    2,870,339
  Reinvestment of dividends
    Note 2(c)                                12,474,301      6,965,298     4,688,385       4,584,685       248,774           --

                                             19,069,777     16,620,400    20,561,160      15,192,008    30,688,677    2,870,339
  Cost of shares redeemed                   (26,490,516)   (33,561,293)  (15,799,899)    (11,805,600)   (2,889,938)    (308,806)

  Net increase (decrease) in net assets
    from capital stock transactions          (7,420,739)   (16,940,893)    4,761,261       3,386,408    27,798,739    2,561,533

        Total increase
          in net assets                       4,233,103      4,117,508    13,266,270       9,367,053    28,562,658    4,285,103

NET ASSETS
  Beginning of period                       113,850,429    109,732,921    68,211,745      58,844,692     8,426,454    4,141,351

  End of period**                          $118,083,532   $113,850,429   $81,478,015     $68,211,745   $36,989,112   $8,426,454

  **Includes accumulated net
    investment income                      $     90,919   $    187,461   $   643,388     $   440,726   $        --   $       --

SHARE TRANSACTIONS
  Shares sold                                   384,622        635,920     1,270,711         932,395     3,136,929      343,971
  Dividends reinvested                          789,960        495,839       385,311         425,055        26,437           --

                                              1,174,582      1,131,759     1,656,022       1,357,450     3,163,366      343,971
  Shares redeemed                            (1,520,772)    (2,203,122)   (1,253,058)     (1,074,238)     (295,144)     (34,601)

  Net increase (decrease)                      (346,190)    (1,071,363)      402,964         283,212     2,868,222      309,370


See accompanying Notes to Financial Statements


SBSF FUND

Financial Highlights


                                                                 Fiscal Year Ended November 30,

                                                  1996          1995          1994          1993          1992


PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $17.58        $14.54        $17.59        $15.64        $16.47
  Net investment income                           0.08          0.15          0.21          0.34          0.42
  Net realized and unrealized gain (loss)         3.63          3.98         (0.94)         3.01          0.91

Total from investment operations                  3.71          4.13         (0.73)         3.35          1.33
Less dividends and distributions:
  Dividends from net investment income           (0.09)        (0.20)        (0.20)        (0.39)        (0.56)
  Distributions from net realized gains          (1.94)        (0.89)        (2.12)        (1.01)        (1.60)

Total dividends and distributions                (2.03)        (1.09)        (2.32)        (1.40)        (2.16)

Net asset value, end of period                  $19.26        $17.58        $14.54        $17.59        $15.64

Total investment return                         +23.69%       +30.37%        -4.99%       +22.95%        +8.56%

RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (in thousands)       $118,084      $113,850      $109,733      $122,555      $105,325
Ratio of expenses to average net assets           1.27%         1.26%         1.23%         1.15%         1.16%
Ratio of net investment income
  to average net assets                           0.44%         0.93%         1.31%         2.05%         2.68%
Decrease reflected in above expense ratios
  due to administration fees waived               0.01%           --            --            --            --
Portfolio turnover rate                             53%           59%           83%           70%           45%
Average commission rate per share              $0.0341            --            --            --            --


See accompanying Notes to Financial Statements


SBSF CONVERTIBLE SECURITIES FUND

Financial Highlights

                                                                                         Fiscal Year Ended November 30,
                                                                               1996      1995      1994      1993      1992

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                           $ 12.16   $ 11.05   $ 12.48   $ 10.98   $ 10.65
Net investment income                                                             0.65      0.60      0.61      0.57      0.59
Net realized and unrealized gain (loss)                                           1.68      1.50     (1.12)     1.79      0.56

Total from investment operations                                                  2.33      2.10     (0.51)     2.36      1.15
Less dividends and distributions:
Dividends from net investment income                                             (0.62)    (0.61)    (0.61)    (0.57)    (0.72)
Distributions from net realized gains                                            (0.32)    (0.38)    (0.31)    (0.29)    (0.10)

Total dividends and distributions                                                (0.94)    (0.99)    (0.92)    (0.86)    (0.82)

Net asset value, end of period                                                 $ 13.55   $ 12.16   $ 11.05   $ 12.48   $ 10.98

Total investment return                                                         +20.28%   +20.43%    -4.36%   +22.42%   +11.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (in thousands)                                        $81,478   $68,212   $58,845   $64,537   $42,442
Ratio of expenses to average net assets                                           1.31%     1.31%     1.30%     1.24%     1.32%
Ratio of net investment income
  to average net assets                                                           5.17%     5.36%     5.20%     4.75%     6.78%
Portfolio turnover rate                                                             40%       52%       49%       30%       42%
Average commission rate per share                                              $0.0413        --        --        --        --

                See accompanying Notes to Financial Statements

SBSF CAPITAL GROWTH FUND

Financial Highlights

                                                                                Fiscal Year Ended November 30,
                                                                     1996           1995           1994           1993<F1>

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $  9.83        $  7.56        $  7.88        $  8.00
Net investment income (loss)                                           (0.04)         (0.02)         (0.01)<F4>     (0.05)
Net realized and unrealized gain (loss)                                 0.44           2.29          (0.31)<F4>     (0.07)

Total from investment operations                                        0.40           2.27          (0.32)         (0.12)
Less: Distributions from net realized gains                            (0.30)            --             --             --

Net asset value, end of period                                       $  9.93        $  9.83        $  7.56        $  7.88

Total investment return                                                +4.22%        +30.03%         -4.06%         -1.50%<F2>

RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (in thousands)                              $36,989        $ 8,426        $ 4,141        $ 1,656
Ratio of expenses to average net assets                                 1.42%          1.20%          1.22%          2.50%<F3>
Ratio of net investment income (loss)
  to average net assets                                                -0.76%         -0.22%         -0.17%        -12.65%<F3>
Decrease reflected in above expense ratios due
  to advisory and/or administration fees waived                         0.01%          0.84%          1.00%          0.93%<F3>
Portfolio turnover rate                                                  221%            97%            80%            0%
Average commission rate per share                                    $0.0198             --             --            --

<F1> From November 1, 1993 (commencement of operations) to November 30, 1993.
<F2> Not annualized.
<F3> Annualized.
<F4> Calculated using weighted average shares outstanding.

                See accompanying Notes to Financial Statements

                               KEY MUTUAL FUNDS
                        Notes to Financial Statements

Note 1
General

Key Mutual Funds (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company, incorporated in Maryland on May 26, 1983 under the name SBSF Funds, Inc., is currently doing business under the name "Key Mutual Funds." Key Mutual Funds is a series investment company currently issuing capital stock of several different investment portfolios, three of which: the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund (collectively, the "Funds"), are included in this annual report. The Company has 25 billion shares of $.01 par value capital stock authorized. On November 30, 1996, the SBSF Convertible Securities Fund had two shareholders which owned approximately 28% of the outstanding shares of the Fund.

The SBSF Fund's investment objective seeks a high total return over the long term consistent with reasonable risk. The Fund pursues its objective by investing primarily in common stocks which in the opinion of the Adviser have the potential for appreciation in excess of market averages during periods of market strength while attempting to preserve capital during periods of market weakness.

The SBSF Convertible Securities Fund's investment objective seeks a high level of current income together with long-term capital appreciation. The Fund pursues its objective by investing primarily in debt and preferred securities which are convertible into common stock.

The SBSF Capital Growth Fund's investment objective seeks capital appreciation. The Fund pursues its objective by investing in equity securities of companies which the Adviser believes are likely to have rapid growth in earnings or cash flow.

Note 2
Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires the Administrator to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

(a) Investment Valuation

Securities traded on securities exchanges or the Nasdaq National Market are valued as of the close of regular trading of the New York Stock Exchange which is generally 4:00 p.m. (Eastern Time) on each business day of the Funds. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price or, in the absence of sales, at the mean between the most recent bid and offer price. Listed debt securities and over-the-counter securities are valued at the mean between the most recent bid and offer price. Securities for which quotations are not readily available and any other assets are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Money market instruments with maturities over sixty days are valued at market value, and those with maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Discounts on debt securities are accreted to interest income over the life of the security with a corresponding increase in the security's cost basis.

(c) Dividends to Shareholders

Dividends payable to shareholders are recorded by the Funds on the ex-dividend date. The SBSF Convertible Securities Fund declares and pays dividends from net investment income quarterly. The SBSF Fund and SBSF Capital Growth Fund declare and pay dividends from net investment income, if any, semi-annually. With respect to each Fund, distributions from net realized capital gains, offset by loss carryovers, if any, are declared and paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences may be considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

(d) Expenses

Assets, liabilities and operations are accounted for separately by each investment portfolio of the Company. Expenses directly attributable to each investment portfolio are charged to that investment portfolio's operations; expenses which are applicable to several investment portfolios are allocated among them in relation to the net assets of each investment portfolio or on another reasonable basis.

(e) Organizational Expenses

Costs incurred in connection with the organization of the SBSF Capital Growth Fund amounted to $29,638. Such amount is being amortized on a straight-line basis over a period not to exceed sixty months from the date the Fund commenced operations.

Note 3
Investment Advisory and Administration Fees and Transactions with Affiliates

(a) Investment Advisory and Administration Fees

Spears, Benzak, Salomon & Farrell, Inc., the Funds' investment adviser (the "Adviser" or "SBSF"), is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc. (KAMHI), and an indirect wholly-owned subsidiary of KeyBank National Association (formerly Society National Bank, N.A.) and KeyCorp, a financial services holding company.

Pursuant to an Investment Advisory Agreement between the Adviser and the Company, on behalf of the Funds, each Fund pays fees to the Adviser monthly, at the annual rate of 0.75% of the average daily net assets of each Fund. The Investment Advisory Agreement provides that if in any fiscal year the aggregate expenses of any Fund, excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over a Fund, the Adviser will reimburse that Fund for the excess expense to the extent required by such state laws.

Prior to April 1, 1996, SBSF, in addition to serving the Funds as Adviser, served as Administrator to the Funds pursuant to an Administration Agreement. For services rendered by SBSF and related expenses borne by SBSF as Administrator, each Fund was obligated to pay SBSF a fee, computed daily and payable monthly, based on the average daily net assets of each Fund at an annual rate of 0.25 of 1% of the first $50 million; 0.15 of 1% of the next $50 million; and 0.05 of 1% of such net assets in excess of $100 million. During the period from December
1, 1995 through March 31, 1996, SBSF received administration fees of $70,151 and $53,761 from the SBSF Fund and the SBSF Convertible Securities Fund, respectively. SBSF voluntarily waived administration fees due from the SBSF Capital Growth Fund during the month of December 1995 in the amount of $2,314. On January 1, 1996, SBSF discontinued its voluntary waiver of administration fees due from the SBSF Capital Growth Fund and, accordingly, received administration fees of $20,834 from such Fund through March 31, 1996.

Concord Holding Corporation ("Concord"), a wholly-owned subsidiary of the BISYS Group, Inc., served as Administrator to the Funds (the "Administrator") during the period from April 1, 1996 through July
11, 1996 pursuant to an Administration Agreement. In this capacity, Concord provided facilities, equipment, statistical and research data, clerical services, fund accounting and internal compliance services and personnel necessary to carry out all administrative services required for the operation of the business affairs of the Funds. For services rendered by Concord and related expenses borne by Concord as Administrator, each Fund was obligated to pay Concord a fee, computed daily and payable monthly, based on the average daily net assets of each Fund at an annual rate of 0.25 of 1% of the first $50 million and 0.15 of 1% of such net assets in excess of $50 million. During the period April
1, 1996 through July 11, 1996, Concord received administration fees of $52,941 from the SBSF Fund, $41,268 from the SBSF Convertible Securities Fund and $22,248 from the SBSF Capital Growth Fund. During this period, Concord voluntarily waived administration fees for the SBSF Fund in the amount of $6,592. Pursuant to its authority to delegate its responsibilities under the Administration Agreement, Concord entered into a Sub-Administration Agreement with SBSF whereby SBSF performed certain sub-administrative and fund accounting services for the Funds at the expense of Concord.

On July 12, 1996, BISYS Fund Services Limited Partnership, operating under the name BISYS Fund Services, ("BISYS") assumed responsibilities as Administrator to the Funds. The service and fee arrangements under the new Administration Agreement with BISYS are substantially similar to the previous agreement with Concord. SBSF continues to serve as Sub-Administrator pursuant to a new Sub-Administration Agreement with BISYS dated July 12, 1996. During the period from July 12, 1996 through November 30, 1996, BISYS received fees of $86,978, $68,140 and $37,955 from the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund, respectively. BISYS waived administration fees for the SBSF Fund in the amount of $6,530 during this same period.
On July 1, 1996, BISYS succeeded Concord Financial Group, Inc. as independent distributor (the "Distributor") of the Funds' capital stock, for which it receives no compensation.

(b) Directors' Fees

Fees of $7,500 per annum and $750 per meeting, are paid to each director of the Company.

(c) Distribution Plan and Shareholder Servicing Plan

Prior to July 12, 1996, pursuant to a plan of distribution adopted under Rule 12b-1 under the Act, the Funds were permitted to make payments for certain distribution related expenses and to compensate or reimburse brokers, dealers and others in connection with sales of Fund shares and service to shareholder accounts in an amount of up to 0.25% of the average daily net asset value of shares of each Fund on an annualized basis. During the period from December 1, 1995 through July 11, 1996, the SBSF Fund, SBSF Convertible Securities Fund and the SBSF Capital Growth Fund paid $2,597, $9,735 and $381, respectively, under such distribution plan. On July 12, 1996, the Company implemented a revised distribution plan for the Funds (the "Distribution Plan"). Separate payments are not currently authorized under the Distribution Plan except to the extent that any portion of fees paid under a Shareholder Servicing Plan (described below) are subsequently deemed to be for services primarily intended to result in the sale of Fund shares.

Also on July 12, 1996, the Company adopted a Shareholder Servicing
Plan under which the Funds may pay fees of up to an annual rate of 0.25% of their average daily net assets for fees incurred in connection with personal service and the maintenance of accounts holding shares of the Funds. Such agreements may be entered into between the Company, on behalf of the Funds, and various shareholder servicing agents including the Distributor and affiliates of KeyCorp and the Adviser. During the period from July 12, 1996 to November 30, 1996, the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund paid $1,670, $8,329 and $254, respectively under such Shareholder Servicing Plan.

(d) Custodian Fees

Key Trust Company of Ohio, N.A. ("Key Trust"), a subsidiary of KeyCorp and an affiliate of the Adviser, is the custodian for the Funds' cash and securities. Custodian fees, as reflected in the accompanying statements of operations, represent fees paid by the Funds to Key Trust for services it performs as custodian.

Note 4
Securities Transactions

For the year ended November 30, 1996, the cost of purchases and the proceeds from sales of investment securities, excluding short-term securities, for the Funds amounted to:

                                                                                                   Purchases      Sales


SBSF Fund
  Stocks and bonds                                                                                 $60,272,692    $83,406,676
SBSF Convertible Securities Fund
  Stocks and bonds                                                                                 $34,434,057    $28,540,203
SBSF Capital Growth Fund
  Stocks                                                                                           $97,390,422    $69,828,701

Note 5
Federal Income Tax Status

It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

During the year ended November 30, 1996, the SBSF Capital Growth Fund reclassified its net investment loss of $252,695 and an excess capital gain distribution of $14,387 to paid-in capital. As of November 30, 1996, the SBSF Capital Growth Fund had net capital loss carryovers of $573,100 which may be used to offset future capital gain distributions, if any. These carryovers expire in 2004.

Note 6
Subsequent Events

Dividend and Capital Gain Distributions

On December 19, 1996, the Funds declared the following dividends and distributions per share:

                                                                                                                  SBSF
                                                                                                                  Convertible
                                                                                                        SBSF      Securities
                                                                                                        Fund      Fund

Net investment income                                                                                   $0.023    $0.169
Short-term capital gains                                                                                 0.402        --
Long-term capital gains                                                                                  2.352     0.623

Total distribution                                                                                      $2.777    $0.792

These dividends were paid on December 23, 1996 to shareholders of record as of December 19, 1996.

                               KEY MUTUAL FUNDS

                      Report of Independent Accountants

To the Board of Directors and Shareholders of Key Mutual Funds (SBSF Funds, Inc.):

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund, three of the portfolios of Key Mutual Funds ((SBSF Funds, Inc.), hereafter referred to as the "Funds") at November 30, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities owned at November 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
New York, New York
January 15, 1997

                       Notice to Corporate Shareholders
                                  (Unaudited)

The SBSF Fund and the SBSF Convertible Securities Fund have designated 53.3% and 73.9%, respectively, of their ordinary income for the fiscal year ended November 30, 1996 as having been derived from qualifying dividends of domestic U.S. corporations.

During the calendar year ended December 31, 1996, the SBSF Fund and the SBSF Convertible Securities Fund have designated 48.4% and 70.3%, respectively, of ordinary income dividends paid to shareholders, as reported on Form 1099, as having been derived from qualifying dividends of domestic U.S. corporations. Corporate shareholders of the Funds may be entitled to the 70% dividends received deduction with respect to these dividends and such shareholders should consult their tax advisers in order to determine applicability.


                               Key Mutual Funds

Investment Adviser and
Sub-Administrator
Spears, Benzak, Salomon & Farrell, Inc.
45 Rockefeller Plaza
New York, New York 10111

Counsel
Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Washington, DC 20006

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

Custodian
Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, Ohio 44114

Transfer Agent
State Street Bank
and Trust Company
225 Franklin Street
Boston, Massachusetts 02110-2875

Administrator and Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035